EXHIBIT 21.1
                                                                  PAGE 1
                                                                  MARCH 15, 2002

NAME                                                   PERCENTAGE
                                                       OF VOTING
                                                       SECURITIES
                                    JURISDICTION       OWNED BY
                                    UNDER WHICH        IMMEDIATE
                                    ORGANIZED          PARENT (%)    IMMEDIATE PARENT
                                    ------------       ----------    ------------------
DOMESTIC:
Initiative Media Worldwide, Inc.    California         100          Registrant
Miller/Huber Relationship
  Marketing LLC                     Delaware           100          Lowe Group Holdings Inc.
Murphy Pintak Gautier
  Hudome Agency, Inc.               Delaware           100          Registrant
NAS Recruitment Comm., Inc.         Delaware           100          McCann-Erickson USA, Inc.
Network PT, Inc.                    Delaware           100          Capita Technologies, Inc.
New America Strategies Group LLC    Delaware           100          True North Diversified Companies, L.L.C.
Newspaper Services of
  America, Inc.                     Delaware           100          Registrant
NFO APIM, Inc.                      Delaware           100          NFO WorldGroup, Inc.
NFO Asia-Pacific, Inc.              Delaware           100          NFO WorldGroup, Inc.
NFO Europe, Inc.                    Delaware           100          NFO WorldGroup, Inc.
NFO France, Inc.                    Delaware           100          NFO WorldGroup, Inc.
NFO Germany, Inc.                   Delaware           100          NFO WorldGroup, Inc.
NFO International, Inc.             Delaware           100          NFO WorldGroup, Inc.
NFO Italy, Inc.                     Delaware           100          NFO WorldGroup, Inc.
NFO JV, Inc.                        Delaware           100          NFO WorldGroup, Inc.
NFO Prism, Inc.                     Delaware           100          Payment Systems, Inc.
NFO Research, Inc.                  Delaware           100          NFO WorldGroup, Inc.
NFO UK, Inc.                        Delaware           100          NFO WorldGroup, Inc.
NFO USA, Inc.                       Delaware           100          NFO WorldGroup, Inc.
NFO WorldGroup, Inc.                Delaware           100          Registrant
Octagon Baseball, Inc.              Delaware           100          Octagon Worldwide, Inc.
Octagon CSI Inc.                    Delaware           100          Octagon CSI Limited
Octagon Worldwide Inc.              Delaware           100          Registrant
Octagon Worldwide Brazil Inc.       Delaware           100          Octagon Worldwide Inc.
Park Advertising, Inc.              Delaware           100          True North Communications Inc.
Payment Systems, Inc.               Delaware           100          NFO WorldGroup, Inc.
Pedersen & Gesk, Inc.               Delaware           100          McCann-Erickson USA, Inc.
Pickholz Tweedy Cowan, Inc.         Delaware           100          The Cassidy Companies, Inc.
Plog Research, Inc.                 Delaware           100          NFO WorldGroup, Inc.
Powell Tate Inc.                    Delaware           100          The Cassidy Companies, Inc.
Premium Surge, Inc.                 Delaware           100          DraftWorldwide, Inc.
Prognostics, Inc.                   Delaware           100          NFO WorldGroup, Inc.
Protech Holdings, Inc.              Delaware           100          Capita Technologies, Inc.
PSI Holding Company, Inc.           Delaware           100          NFO WorldGroup, Inc.
RABA Holdings LLC                   Delaware           100          Protech Holdings, Inc.
Regan, Campbell & Ward LLC          Delaware           60           McCann-Erickson Worldwide USA, Inc.
R/GA Media Group, Inc.              Delaware           100          True North Diversified Companies, L.L.C.
R/GA Mixed Media, Inc.              Delaware           100          R/GA Meida Group, Inc.
R Works, Inc.                       Delaware           100          Registrant
R.O.I. Research, LLC                Delaware           100          Kaleidoscope Sports & Entertainment
Ross-Cooper-Lund,Inc.               Delaware           100          NFO USA, Inc.
RX Media, Inc.                      Delaware           100          Registrant
SFI Acquisition Corp.               Delaware           100          Hill, Holiday, Connors, Cosmopulos, Inc.
Shandwick N. America
  Holding Co. Ltd.                  Delaware           100          Shandwick Investments Ltd.
Sixty Foot Spider, Inc.             Delaware           100          Bozell Kamstra Inc.
Skott, Inc.                         Delaware           100          Newspaper Services of America, Inc.
Special Events Suppliers, Inc.      Delaware           100          H&C Holdings LTD
Springpoint, Inc.                   Delaware           100          Registrant
Stein Rogan, Inc.                   Delaware           100          True North Communications Inc.
Stochastic International, Inc.      Delaware           100          NFO Research, Inc.
Temerlin McClain LP
  (Launch P/Ship)                   Delaware           99           TM Holdings, Inc.


EXHIBIT 21.1
                                                                   PAGE 2
                                                                  MARCH 15, 2002

NAME                                                   PERCENTAGE
                                                       OF VOTING
                                                       SECURITIES
                                    JURISDICTION       OWNED BY
                                    UNDER WHICH        IMMEDIATE
                                    ORGANIZED          PARENT (%)    IMMEDIATE PARENT
                                    ------------       ----------    ------------------
DOMESTIC:

The Botway Group, Ltd.              Delaware           100          Registrant
The Cassidy Companies, Inc.         Delaware           100          Registrant
The Coleman Group, LLC              Delaware           100          Registrant
The Coleman Group
  Worldwide LLC                     Delaware           100          Registrant
The Gillespie Holding Co. Inc.      Delaware           100          The Gillespie Organization, Inc.
The Hacker Group, Inc.              Delaware           100          True North Communications Inc.
The ISO Healthcare
  Group, Inc.                       Delaware           100          Registrant
The Lowe Group, Inc.                Delaware           100          Lowe Worldwide Holdings B.V.
The MWW Group, Inc.                 Delaware           100          Registrant
The Publishing Agency, Inc.         Delaware           100          Registrant
The Publishing Agency Int'l, Inc.   Delaware           100          Registrant
The Works, LLC                      Delaware           100          Kaleidoscope Sports & Enter. LLC
Thunder House Online Mktg.
  Communications, Inc.              Delaware           100          Registrant
TM Holdings, Inc.                   Delaware           100          Temerlin McClain of Texas, Inc.
TN Holdings (Asia/Pacific), Inc.    Delaware           100          True North Communications Inc.
TN Holdings (Europe), Inc.          Delaware           100          True North Communications Inc.
TN Holdings (Latin America), Inc.   Delaware           100          True North Communications Inc.
TN Technologies, Inc.               Delaware           100          True North Communications Inc.
TN Media, Inc.                      Delaware           100          True North Diversified Companies, Inc.
True North Communications Inc.      Delaware           100          Registrant
True North Diversified
Companiess LLC                      Delaware           100          True North Communications Inc.
Wahlstrom Grou LLC f/k/a/
  TN Directory Services LLC         Delaware           100          True North Diversified Companies, L.L.C.
Weber Shandwick Worldwide, Inc.     Delaware           100          Registrant
Weller & Klein Research, Inc.       Delaware           100          Registrant
Wellness Worldwide, Inc.            Delaware           100          True North Diversified Companies, L.L.C.
World Cycling Limited               Delaware           100          H&C Holdings LTD
Zentropy, Inc.                      Delaware           100          Registrant
H&C Holdings Limited                District of
                                      Columbia         100          Advantage Int'l Holdings,     Inc.
Octagon Financial Services, Inc.    District of        100          Advantage Int'l Holdings, Inc.
                                      Columbia
Octagon Marketing & Athlete         District of        100          Advantage Int'l Holdings, Inc.
  Representation, Inc.                Columbia
Rowan & Blewitt, Inc.               District of        100          Registrant
                                      Columbia
Shandwick Public Affairs Inc.       District of        100          Shandwick N. Amer. Holding Co. Inc.
                                      Columbia
Ben Disposition, Inc.               Florida            100          LFS, Inc.
FCB Florida, Inc.                   Florida            100          FCB Worldwide, Inc.
Weber RBB, Inc.                     Florida            100          Registrant
Austin Kelley
  Advertising, Inc.                 Georgia            100          Registrant
Axis Creative Resources, Inc.       Georgia            100          Momentum-NA, Inc.
Fitzgerald & Company                Georgia            100          Registrant
Studio "A", Inc.                    Georgia            100          Registrant
FRB/Weber Shandwick, Financial
  Communications, Inc.              Illinois           100          BSMG Worldwide, Inc.
Group III Promotions, Inc.          Illinois           100          Registrant
Kevin Berg & Associates, Inc.       Illinois           100          Registrant
Quest Futures Group, Inc.           Kansas             100          Registrant
Carlisle Sports Management          Maine              100          Octagon Worldwide, Inc

EXHIBIT 21.1
                                                                  PAGE 3
                                                                  MARCH 15, 2002

NAME                                                   PERCENTAGE
                                                       OF VOTING
                                                       SECURITIES
                                    JURISDICTION       OWNED BY
                                    UNDER WHICH        IMMEDIATE
                                    ORGANIZED          PARENT (%)    IMMEDIATE PARENT
                                    ------------       ----------    ------------------
DOMESTIC:

Hill Holiday Exhibition             Massachusetts      100          Hill, Holliday, Connors,
  Services, Inc.                                                      Cosmopulos, Inc.
Lowe Grob Health &
  Science, Inc                      Massachusetts      80           Lowe Group Holdings Inc.
MSP Group, Inc.                     Massachusetts      100          Hill, Holliday, Connors,
                                                                      Cosmopulos, Inc.
Mullen Advertising Inc.             Massachusetts      100          Lowe Group Holdings Inc.
Weber Group, Inc.                   Massachusetts      100          WPR Acquisition Corp.
C-E Communications, Inc.            Michigan           100          Registrant
Event Central, LLC                  Michigan           100          Kaleidoscope Sports & Entertainment LLC
Carmichael-Lynch, Inc.              Minnesota          100          Regisrant
The Zipatoni Co.                    Missouri           100          Lowe Group Holdings, Inc.
Bozell Nebraska                     Nebraska           100          True North Communications, Inc.
Allied Med Comm., Inc.              New Jersey         100          MPE Communications, Inc.
Biogenesis
  Communications, Inc.              New Jersey         100          Registrant
Complete Medical
  Communications, Inc.              New Jersey         90           Complete Med. Comm. Int'l
                                                                     Ltd.
Curry, Martin and
  Schiavelli, Inc.                  New Jersey         100          Registrant
Genquest, Biomedical
  Educ. Serv., Inc.                 New Jersey         100          Biogenesis Communications, Inc.
Gillespie, Advertising, Magazine
  Mktg. & Public Relations, Inc.    New Jersey         100          Registrant
Global Healthcare
  Associates, Inc.                  New Jersey         100          Registrant
HealthVizion
  Communications, Inc.              New Jersey         100          Torre Lazur Healthcare Group, Inc.
Horizon Communications, Inc.        New Jersey         100          McCann-Erickson USA, Inc.
Integrated Communications
  Corp.                             New Jersey         100          Registrant
International Oncology
  Network, Inc.                     New Jersey         100          Torre Lazur Healthcare Group, Inc.
Interpublic, Inc.                   New Jersey         100          Registrant
MPE Communications, Inc.            New Jersey         100          Registrant
Pace, Inc.                          New Jersey         100          Registrant
Sound Vision, Inc.                  New Jersey         100          Torre Lazur Healthcare Group, Inc.
Spectral Fusion, Inc.               New Jersey         100          Torre Lazur Healthcare Group, Inc.
The Gillespie
  Organization, Inc.                New Jersey         100          Registrant
Torre Lazur Healthcare
  Group, Inc.                       New Jersey         100          Registrant
TransWorld Marketing Corp.          New Jersey         100          McCann-Erickson USA, Inc.
Zoot Suit Kids, Inc.                New Jersey         100          Gillespie Advertising Magazine Mktg.
                                                                      & Public Relations, Inc.
Botway Print Advert., Inc.          New York           100          Registrant
Bragman Nyman Cafarelli NYC, Inc.   New York           100          Bragman Nyman Cafarelli LLC
BSMG Worldwide Inc.                 New York           100          True North Diversified Companies, L.L.C.
D.L. Blair, Inc.                    New York           100          Registrant
DA Acquisition Corp.                New York           100          DA Parent Acquisition Corp.
DA Parent Acquisition Corp.         New York           100          Registrant
Decipher Consulting Inc.            New York           100          Decipher Ltd.
Deutsch Direct, Inc.                New York           100          DA Acquisition Corp.
Deutsch Inc.                        New York           100          DA Acquisition Corp.
Deutsch LA, Inc.                    New York           100          DA Acquisition Corp.

EXHIBIT 21.1
                                                                  PAGE 4
                                                                  MARCH 15, 2002

NAME                                                   PERCENTAGE
                                                       OF VOTING
                                                       SECURITIES
                                    JURISDICTION       OWNED BY
                                    UNDER WHICH        IMMEDIATE
                                    ORGANIZED          PARENT (%)    IMMEDIATE PARENT
                                    ------------       ----------    ------------------
DOMESTIC:

DeVries Public Relations, Ltd.      New York           100          Registrant
Diamond Art Studio                  New York           100          Diamond Marketing Group, Inc.
Diamond Marketing Group             New York           100          The Lowe Group, Inc.
Diamond Promotion Group             New York           100          Diamond Marketing Group, Inc.
Direct Approach Mktg.
  Services, Inc.                    New York           100          McCann. Erickson  USA, Inc.
DRush LLC                           New York           50           dShare Inc.
DShare Inc.                         New York           100          Deutsch Inc.
DTSC Acquisition Corp.              New York           100          Registrant
GDL, Inc.                           New York           100          The Lowe Group, Inc.(100% of Common
                                                                      Stock) and Goldschmidt Dunst &
                                                                      Lawson Corp. (100% Pref. Stock)
GlobalComm Group, Inc.              New York           100          Registrant
Goldschmidt Dunst &
  Lawson Corp.                      New York           100          The Lowe Group, Inc.
Herbert Zeltner, Inc.               New York           100          Registrant
Jones Films, Inc.                   New York           100          DA Acquisition Corp.
LCF&L, Inc.                         New York           100          The Lowe Group, Inc. (99.9%) and
                                                                      GDL, Inc. (.1%)
Lowe Group Holdings, Inc.           New York           100          Registrant
Lowe Healthcare PR, LLC             New York           50           Lowe McAdams Healthcare, Inc.
Lowe McAdams Healthcare Inc.        New York           100          Lowe Group Holding Inc.
Lowe & Partners/SMS Inc.            New York           100          Lowe Int'l (16%), Lowe Worldwide
                                                                      Holdings B.V. (4%) and
                                                                      Registrant (80%)
Ludgate Communications, Inc.        New York           100          Ludgate Group Limited
McCann Relationship
  Marketing, Inc.                   New York           100          Registrant
McCann-Erickson
  Marketing, Inc.                   New York           100          Registrant
Mr. Editorial, Inc.                 New York           100          DA Acquisition Corp.
Production Design Group Ltd.        New York           100          Jack Morton Worldwide
Promotion &
  Merchandising, Inc.               New York           100          D.L. Blair, Inc.
Publicidad Siboney (NY), Inc.       New York           100          True North Communications Inc.
Shandwick USA Inc.                  New York           100          Shandwick N. Amer. Holding Co. Inc.
The Gotham Group, Inc.              New York           100          Registrant
The Interpublic Partnership, Inc.   New York           100          Registrant
The Sloan Group                     New York           100          Kevin Berg & Associates
Western Trading/Cushman
  & Wakefield LLC                   New York           83           Western Trading, LLC
Initiative Trading LLC              New York           92.8         Initiative Media Worldwide, Inc
AW Sale Corp. of North Carolina     N. Carolina        100          Registrant
Long Haymes Carr, Inc.              N. Carolina        100          Registrant
F&S Disposition, Inc.               Ohio               100          Ammirati Puris Lintas Inc.
Nationwide Advertising
  Services, LLC                     Ohio               100          McCann-Erickson USA, Inc.
ICP-Pittsburgh                      Pennsylvania       66.67        Int'l Cycling Productions, Inc.
Scientific Frontiers, Inc.          Pennsylvania       100          Registrant
The Medicine Group USA, Inc.        Pennsylvania       100          Registrant
Tierney & Partners, Inc.            Pennsylvania       100          True North Diversified Companies, L.L.C.
Custom Production Service, Inc.     Texas              100          True North Communications, Inc.
Publicidad  Siboney (Dallas), Inc.  Texas              100          True North Communications Inc.
Temerlin McClain of Texas, Inc.     Texas              100          True North Communications Inc.
Marketing Arts Corporation          Virginia           100          The Martin Agency, Inc.
Cabell Eanes, Inc.                  Virginia           100          The Martin Agency, Inc.
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